UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8338

Western Asset Emerging Markets Floating Rate Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2007

ITEM 1.           REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset
Emerging Markets Floating Rate Fund Inc.
(EFL)

SEMI-ANNUAL REPORT

AUGUST 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Western Asset Emerging Markets Floating Rate Fund Inc.

Semi-Annual Report • August 31, 2007

What’s	Letter from Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	6

	Statement of Operations	7

	Statements of Changes in Net Assets	8

	Statement of Cash Flows	9

Fund Objective	Financial Highlights	10
The Fund seeks to maintain a high level
of current income by investing at least	Notes to Financial Statements	11
80% of its net assets plus any
borrowings for investment purposes in	Additional Shareholder Information	18
floating rate debt securities of emerging
market sovereign and corporate issuers, including fixed-rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments received into floating-rate interest payments. As a secondary objective, the Fund seeks capital appreciation.	Dividend Reinvestment Plan	19

Letter from the Chairman

Dear Shareholder,

The U.S. economy produced mixed results during the six-month reporting period ended August 31, 2007. U.S. gross domestic product (“GDP”)[i] expanded 2.1% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a mere 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	growth rate was not unexpected. Abrupt tightening in the credit markets and economic strains late in the fiscal year prompted action by the Federal Reserve Board (“Fed”)ii. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, after the close of the reporting period, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. In its statement accompanying the September 2007 meeting, the Fed stated: “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a

Western Asset Emerging Markets Floating Rate Fund Inc.        I

solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the six months ended August 31, 2007, two-year Treasury yields moved from 4.65% to 4.15%. Over the same period, 10-year Treasury yields fell from 4.56% to 4.54%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 1.54%.

As a result of the dramatic flight to quality late in the reporting period, the high-yield bond market generated negative results over the six-month period ended August 31, 2007. During that time, the Citigroup High Yield Market Index[v] returned -1.79%. While the high-yield market was initially aided by strong corporate profits and low default rates, this was not enough to overcome its weakness late in the period.

As a result of the dramatic flight to quality late in the reporting period, emerging markets debt generated negative results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -0.16% during the reporting period. While emerging market debt prices initially rose due to solid demand, an expanding global economy and strong domestic spending, this was not enough to overcome its weakness late in the period.

Performance Review

For the six months ended August 31, 2007, Western Asset Emerging Markets Floating Rate Fund Inc. returned -0.72%

II        Western Asset Emerging Markets Floating Rate Fund Inc.

based on its net asset value (“NAV”)vii and -5.31% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned -0.16% for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii increased 0.02% over the same time period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.57 per share. The performance table shows the Fund’s six-month total return based on its NAV and market price as of August 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2007 (unaudited)

Six-Month
Price Per Share	Total Return
$13.53 (NAV)	-0.72%
$12.35 (Market Price)	-5.31%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notices

On May 17, 2007, the Board of Directors of Western Asset Emerging Markets Floating Rate Fund Inc. approved changes to the non-fundamental investment policies relating to the Fund’s ability to invest in non-U.S. dollar denominated debt and the Fund’s definition of “emerging market country”. Effective June 1, 2007, the Fund may invest up to 50% of its total assets in non-U.S. dollar denominated securities. Prior to June 1, 2007, the Fund could not invest in them at all. This change is intended to provide Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility in making investment decisions and to serve as an important risk management tool to guard against a U.S. dollar that has declined and may continue to do so in the future.

Western Asset Emerging Markets Floating Rate Fund Inc.        III

In addition, effective June 1, 2007, the Fund changed its definition of “emerging market country” to include any country which is, at the time of investment, represented in the EMBI Global or categorized by the International Bank for Reconstruction and Development (“World Bank”), in its annual categorization, as middle-or low-income. Under the Fund’s previous investment policy, the Fund defined an “emerging market country” as: “any country which is considered to be an emerging country by the World Bank at the time of the Fund’s investment. The countries that will not be considered emerging market countries include: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Ireland; Italy; Japan; Luxembourg; the Netherlands; New Zealand; Norway; Spain; Sweden; Switzerland; the United Kingdom; and the United States.” This revision to the definition of “emerging market country” is intended to allow LMPFA and Western Asset greater flexibility and opportunity to achieve the Fund’s investment objectives and make the range of countries available for investment by the Fund consistent with the countries represented in its current benchmark.

On August 15, 2007, the Board of Directors of the Fund approved changes to the Fund’s non-fundamental investment policies relating to limits on the credit ratings of the securities and the types of securities in which the Fund may invest.

Effective September 17, 2007, the Fund is no longer subject to restrictions on the credit ratings of the securities in which it may invest. The Fund was previously limited to investing in debt securities rated at the time of investment in the categories Ba or B by Moody’s Investors Service, or BB or B by Standard & Poor’s Corporation or, if not rated, of comparable quality as determined by the Fund’s investment manager.

In addition, the Fund now has the ability to invest up to 20% of its total assets in a broad range of U.S. and non-U.S. fixed-income securities, including, but not limited to: corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. Such securities may be rated high yield (i.e., rated below investment grade by any

IV        Western Asset Emerging Markets Floating Rate Fund Inc.

nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the manager). Under normal circumstances, the Fund will invest in securities of issuers located in at least four countries. Previously, the Fund was not permitted to invest in dollar rolls, mortgage-backed securities, asset-backed securities or securities of U.S. issuers with investment grade ratings.

These changes to the Fund’s non-fundamental investment policies are intended to broaden the investment opportunities of the Fund and to allow the Fund to invest a greater percentage of its assets in securities, particularly emerging market debt securities, that are rated investment grade.

It is important to note that these changes are expected to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives and address developments in the market, but there is no expectation that dramatic changes in the Fund’s portfolio composition or investment approach will result.

On August 15, 2007, pursuant to management’s recommendation, the Fund’s Board of Directors approved the adoption of a managed distribution policy. This policy allows the Fund to make multiple distributions of long-term capital gains in a given year and to revise its distribution strategy from one centered predominately on current net investment income generated by the Fund’s holdings to one that encompasses a combination of net investment income and potential short-term and long-term capital gains.

In conjunction with the adoption of a managed distribution policy, the Fund also announced a new monthly distribution level effective with its September 2007 distribution. The new level of distribution will be $0.0850 per month, an increase of $0.01 per month (or 13.3%) over the Fund’s current distribution rate of $0.0750 per month. In declaring the new rate, the Fund cited its existing accumulated long-term capital gains that, under the terms of its new managed distribution policy, are available to increase the Fund’s monthly distribution rate. The Fund also considered its current level of income, unrealized capital gains, and the investment manager’s outlook for emerging market debt.

Western Asset Emerging Markets Floating Rate Fund Inc.        V

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “EFL” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEFLX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call
1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2007

VI        Western Asset Emerging Markets Floating Rate Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended August 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Floating Rate Fund Inc.        VII

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report        1

Schedule of Investments (August 31, 2007) (unaudited)

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

Face Amount†		Security	Value
SOVEREIGN BONDS — 54.8%
Argentina — 4.1%
		Republic of Argentina:
1,174,000		Bonds, Series VII, 7.000% due 9/12/13	$969,920
1,625,341		Discount Notes, 8.280% due 12/31/33	1,405,919
		Total Argentina	2,375,839
Brazil — 9.9%
		Federative Republic of Brazil:
3,895,000		11.000% due 8/17/40 (a)	5,151,137
591,398		MYDFA, 6.143% due 9/15/07 (b)(c)	594,355
		Total Brazil	5,745,492
Colombia — 4.7%
		Republic of Colombia:
1,500,000		8.910% due 3/17/13 (b)(c)	1,650,000
1,010,000		7.330% due 11/16/15 (b)	1,047,875
		Total Colombia	2,697,875
Ecuador — 1.3%
865,000		Republic of Ecuador, 10.000% due 8/15/30 (c)	762,714
Indonesia — 2.8%
		Republic of Indonesia:
3,745,000,000	IDR	Series FR40, 11.000% due 9/15/25	424,826
3,057,000,000	IDR	Series FR42, 10.250% due 7/15/27	326,345
4,774,000,000	IDR	Series FR43, 10.250% due 7/15/22	514,817
3,610,000,000	IDR	Series FR45, 9.750% due 5/15/37	365,052
		Total Indonesia	1,631,040
Mexico — 12.5%
7,200,000		United Mexican States, Medium-Term Notes, Series A, 6.060% due 1/13/09 (b)	7,232,400
Panama — 3.1%
		Republic of Panama:
1,038,000		7.250% due 3/15/15	1,111,957
647,000		6.700% due 1/26/36	643,765
		Total Panama	1,755,722
Peru — 0.3%
186,000		Republic of Peru, Bonds, 6.550% due 3/14/37	185,721

See Notes to Financial Statements.

2        Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (August 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Russia — 4.4%
	Russian Federation:
1,950,054	8.250% due 3/31/10 (c)	$2,015,868
462,675	7.500% due 3/31/30 (c)	514,148
	Total Russia	2,530,016
Turkey — 6.1%
	Republic of Turkey:
560,000	11.875% due 1/15/30	855,400
2,860,000	Notes, 6.875% due 3/17/36	2,691,975
	Total Turkey	3,547,375
Uruguay — 1.0%
550,134	Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	577,641
Venezuela — 4.6%
	Bolivarian Republic of Venezuela:
2,780,000	Collective Action Securities, 6.360% due 4/20/11 (b)(c)	2,571,500
90,442	DCB, Series DL, 6.313% due 12/18/07 (b)	90,555
	Total Venezuela	2,662,055
	TOTAL SOVEREIGN BONDS (Cost — $31,438,893)	31,703,890
CORPORATE BONDS & NOTES — 39.6%
Brazil — 4.5%
410,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22 (c)	385,400
	Vale Overseas Ltd., Notes:
471,000	8.250% due 1/17/34	554,885
1,612,000	6.875% due 11/21/36	1,640,371
	Total Brazil	2,580,656
Germany — 4.0%
2,000,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (c)	2,301,000
India — 0.2%
114,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (b)(c)	107,013
Kazakhstan — 4.0%
330,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (c)	330,825
310,000	HSBK Europe BV, 7.250% due 5/3/17 (c)	282,798
	TuranAlem Finance BV, Bonds:
1,520,000	6.735% due 1/22/09 (b)(c)	1,461,100
310,000	8.250% due 1/22/37 (c)	265,825
	Total Kazakhstan	2,340,548

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report        3

Schedule of Investments (August 31, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Mexico — 12.7%
	Axtel SAB de CV:
10,000	7.625% due 2/1/17 (c)	$9,700
280,000	Senior Notes, 7.625% due 2/1/17 (c)	271,600
100,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	104,000
	Pemex Project Funding Master Trust:
910,000	6.660% due 6/15/10 (b)(c)	926,835
527,000	6.660% due 6/15/10 (a)(b)(c)	537,277
	Senior Notes:
3,379,000	5.960% due 12/3/12 (a)(b)(c)	3,378,155
2,110,000	5.960% due 12/3/12 (a)(b)(c)	2,109,472
	Total Mexico	7,337,039
Russia — 5.0%
150,000	Gazprom, Loan Participation Notes, Senior Notes, 6.510% due 3/7/22 (c)	145,350
150,000	LUKOIL International Finance BV, 6.356% due 6/7/17 (c)	141,000
490,000	TNK-BP Finance SA, 7.500% due 7/18/16 (c)	485,100
140,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (c)	141,050
2,000,000	VTB Capital SA for Vneshtorgbank, Loan Participation Notes, 5.956% due 8/1/08 (b)(c)	1,992,600
	Total Russia	2,905,100
Thailand — 0.9%
550,000	True Move Co., Ltd., 10.750% due 12/16/13 (c)	552,750
United Kingdom — 4.0%
2,306,683	HSBC Bank PLC, 7.000% due 11/1/11 (a)	2,307,375
United States — 1.1%
610,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	651,175
Venezuela — 3.2%
1,869,000	Petrozuata Finance Inc., 8.220% due 4/1/17 (c)	1,850,310
	TOTAL CORPORATE BONDS & NOTES (Cost — $23,206,789)	22,932,966

See Notes to Financial Statements.

4        Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (August 31, 2007) (unaudited) (continued)

Face Amount†	Security		Value
LOAN PARTICIPATIONS — 0.2%
United States — 0.2%
17,403		Ashmore Energy International, Synthetic Revolving Credit Facility (Credit Suisse), 8.260% due 3/30/12 (b)(d)	$16,881
132,597		Ashmore Energy International, Term Loan (Credit Suisse), 8.360% due 3/30/14 (b)(d)	128,619
		TOTAL LOAN PARTICIPATIONS (Cost — $149,644)	145,500
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $54,795,326)	54,782,356
SHORT-TERM INVESTMENTS — 5.4%
Sovereign Bonds — 4.0%
14,200,000	EGP	Egypt Treasury Bills, Series 364, zero coupon bond to yield 8.290% due 8/26/08
		(Cost — $2,317,097)	2,321,397
U.S. Government Agency — 0.4%
245,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.111% - 5.203% due 3/17/08 (e)(f) (Cost — $238,264)	238,836
Repurchase Agreement — 1.0%
547,000		Morgan Stanley tri-party repurchase agreement dated 8/31/07, 5.200% due 9/4/07; Proceeds at maturity — $547,316; (Fully collateralized by U.S. government agency obligation, 0.000% due 10/31/07; Market value — $560,311) (a) (Cost — $547,000)	547,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $3,102,361)	3,107,233
		TOTAL INVESTMENTS — 100.0% (Cost — $57,897,687#)	$57,889,589

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated for swap contracts and open futures contracts.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Participation interest was acquired through the financial institution indicated parenthetically.
(e)	Rate shown represents yield-to-maturity.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

DCB	– Debt Conversion Bond
EGP	– Egyptian Pound
IDR	– Indonesian Rupiah
MYDFA	– Multi-Year Depository Facility Agreement
OJSC	– Open Joint Stock Company

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report        5

Statement of Assets and Liabilities (August 31, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $57,897,687)	$57,889,589
Foreign currency, at value (Cost — $43,670)	42,123
Cash	937
Interest receivable	955,342
Interest receivable for open swap contracts	272,421
Unrealized appreciation on swaps	79,630
Receivable from broker — variation margin on open futures contracts	46,625
Prepaid expenses	8,688
Total Assets	59,295,355
LIABILITIES:
Unrealized depreciation on swaps	624,143
Interest payable for open swap contracts	278,972
Investment management fee payable	52,193
Directors’ fees payable	2,866
Accrued expenses	98,917
Total Liabilities	1,057,091
Total Net Assets	$58,238,264

NET ASSETS:
Par value ($0.001 par value; 4,305,295 shares issued and outstanding; 100,000,000 shares authorized)	$4,305
Paid-in capital in excess of par value	57,152,265
Undistributed net investment income	1,237,319
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	520,248
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(675,873)
Total Net Assets	$58,238,264

Shares Outstanding	4,305,295
Net Asset Value	$13.53

See Notes to Financial Statements.

6        Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended August 31, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$2,133,298
Less: Foreign taxes withheld	(647)
Total Investment Income	2,132,651
EXPENSES:
Investment management fee (Note 2)	321,597
Audit and tax	28,598
Shareholder reports	27,036
Directors’ fees	21,131
Legal fees	14,836
Stock exchange listing fees	12,562
Transfer agent fees	12,162
Custody fees	3,904
Commitment fee (Note 4)	3,577
Insurance	571
Miscellaneous expenses	9,392
Total Expenses	455,366
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,388)
Net Expenses	452,978
Net Investment Income	1,679,673
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	805,569
Futures contracts	(57,906)
Swap contracts	(50,981)
Foreign currency transactions	(2,436)
Net Realized Gain	694,246
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,730,992)
Futures contracts	(76,089)
Swap contracts	40,652
Foreign currencies	(2,629)
Change in Net Unrealized Appreciation/Depreciation	(2,769,058)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(2,074,812)
Decrease in Net Assets From Operations	$(395,139)

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report        7

Statements of Changes in Net Assets

For the six months ended August 31, 2007 (unaudited)
and the year ended February 28, 2007

	August 31	February 28
OPERATIONS:
Net investment income	$1,679,673	$3,371,749
Net realized gain	694,246	3,637,694
Change in net unrealized appreciation/depreciation	(2,769,058)	(3,478,635)
Increase (Decrease) in Net Assets From Operations	(395,139)	3,530,808
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,614,010)	(2,724,248)
Net realized gains	(849,552)	(5,309,916)
Decrease in Net Assets From Distributions to Shareholders	(2,463,562)	(8,034,164)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (1,586 shares issued)	21,696	—
Increase in Net Assets From Fund Share Transactions	21,696	—
Decrease in Net Assets	(2,837,005)	(4,503,356)
NET ASSETS:
Beginning of period	61,075,269	65,578,625
End of period *	$58,238,264	$61,075,269

* Includes undistributed net investment income of:	$1,237,319	$1,171,656

See Notes to Financial Statements.

8        Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report

Statement of Cash Flows (For the six months ended August 31, 2007) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$2,142,669
Operating expenses paid	(488,745)
Net purchases of short-term investments	(3,049,283)
Realized loss on foreign currency transactions	(2,436)
Realized loss on futures contracts	(57,906)
Realized loss on swap contracts	(50,981)
Net change in unrealized appreciation/depreciation on futures contracts	(76,089)
Net change in unrealized appreciation/depreciation on foreign currencies	(2,629)
Purchases of long-term investments	(18,857,547)
Proceeds from disposition of long-term investments	23,158,432
Change in receivable from broker — variation margin on open futures contracts	(36,713)
Change in interest payable on swap contracts	11,329
Change in interest receivable on swap contracts	(11,309)
Net Cash Provided By Operating Activities	2,678,792
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(2,463,562)
Proceeds from reinvestment of dividends	21,696
Net Cash Flows Used By Financing Activities	(2,441,866)
Net Increase in Cash	236,926
Cash, Beginning of period	(193,866)
Cash, End of period	$43,060
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$(395,139)
Accretion of discount on investments	(54,644)
Amortization of premium on investments	114,004
Decrease in investments, at value	3,080,881
Decrease in payable for securities purchased	(145,267)
Increase in interest receivable	(49,342)
Increase in interest payable on swap contracts	11,329
Increase in interest receivable on swap contracts	(11,309)
Decrease in receivable for securities sold	200,759
Increase in receivable from broker — variation margin on open futures contracts	(36,713)
Increase in prepaid expenses	(8,120)
Decrease in accrued expenses	(27,647)
Total Adjustments	3,073,931
Net Cash Flows Provided By Operating Activities	$2,678,792

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report        9

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2007(1)		2007		2006	2005	2004(2)	2003
Net Asset Value, Beginning of Period	$14.19		$15.24		$14.18	$13.28	$11.23	$12.07
Income (Loss) From Operations:
Net investment income	0.39		0.82		0.86	0.88	1.01	1.24	(4)
Net realized and unrealized gain (loss)	(0.48)		(0.00	)(3)	0.96	0.90	2.09	(0.98	)(4)
Total Income (Loss) From Operations	(0.09)		0.82		1.82	1.78	3.10	0.26
Less Distributions From:
Net investment income	(0.37)		(0.63)		(0.70)	(0.73)	(1.05)	(1.09)
Net realized gains	(0.20)		(1.24)		(0.06)	(0.15)	—	—
Return of capital	—		—		—	—	—	(0.01)
Total Distributions	(0.57)		(1.87)		(0.76)	(0.88)	(1.05)	(1.10)
Net Asset Value, End of Period	$13.53		$14.19		$15.24	$14.18	$13.28	$11.23
Market Price, End of Period	$12.35		$13.62		$13.85	$14.02	$13.69	$11.30
Total Return, Based on NAV(5)	(0.72)%		5.69%		13.31%	14.02%	28.37%	3.28%
Total Return, Based on Market Price(6)	(5.31)%		12.61%		4.77%	9.50%	31.55%	6.92%
Net Assets, End of Period (000s)	$58,238		$61,075		$65,579	$61,025	$57,143	$48,271
Ratios to Average Net Assets:
Gross expenses	1.49	%(7)	2.52%		3.05%	2.40%	2.36%	2.65%
Gross expenses, excluding interest expense	1.49	(7)	1.68		1.57	1.67	1.70	1.69
Net expenses	1.48	(7)(8)	2.52		3.05 (8)	2.40	2.36	2.65
Net expenses, excluding interest expense	1.48	(7)(8)	1.68		1.57 (8)	1.67	1.70	1.69
Net investment income	5.48	(7)	5.28		5.98	6.57	7.93	11.64	(4)
Portfolio Turnover Rate	31%		95%		89%	136%	87%	87%
Supplemental Data:
Loans Outstanding, End of Period (000s)	—	(9)	—	(9)	$15,000	$15,000	$15,000	$15,000
Weighted Average Loan (000s)	—	(9)	$14,433	(9)	$15,000	$15,000	$15,000	$15,000
Weighted Average Interest Rate on Loans	—	%(9)	5.15	%(9)	4.85%	2.83%	2.40%	2.97%

(1)              For the six months ended August 31, 2007 (unaudited).

(2)              For the year ended February 29, 2004.

(3)              Amount represents less than $0.01 per share.

(4)              Certain amounts have been reclassified between net investment income and net realized gain (loss) in order to conform to the current year presentation of swap contracts. Without the effect of these reclassifications, the net investment income for the year ended February 28, 2003 would have been $1.08. Net realized and unrealized loss would have been $(0.82). In addition, the ratio of net investment income to average net assets would have been 10.16%. These reclassifications had no impact on the net asset value of the Fund or the amount and character of distributions.

(5)              Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)              Annualized.

(8)              Reflects fee waivers and/or expense reimbursements.

(9)              At August 31, 2007 and February 28, 2007, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

10        Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Western Asset Emerging Markets Floating Rate Fund Inc. (the “Fund”) was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report        11

Notes to Financial Statements (unaudited) (continued)

(including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Interest Rate Swaps. In order to manage interest rate sensitivity (duration), the Fund has entered into interest rate swap agreements with JPMorgan Chase Bank (counterparty) pursuant to which, the Fund has guaranteed to make semi-annual payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at the 3-month and 6-month LIBOR, based on notional principal amount for each swap agreement. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gain or loss. Net periodic interest payments to be received or paid are accrued daily and recorded in the Statement of Operations as an adjustment to realized gain or loss.

(f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

12        Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report        13

Notes to Financial Statements (unaudited) (continued)

of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the six months ended August 31, 2007, the Fund was reimbursed for expenses amounting to $2,388.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended August 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$18,712,280
Sales	22,991,958

At August 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

14        Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Gross unrealized appreciation	$1,181,584
Gross unrealized depreciation	(1,189,682)
Net unrealized depreciation	$(8,098)

At August 31, 2007, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury, 10-Year Notes	22	9/07	$2,332,593	$2,408,656	$(76,063)
U.S. Treasury, 10-Year Notes	100	12/07	10,860,117	10,904,687	(44,570)
Net Unrealized Loss on Open Futures Contracts					$(120,633)

At August 31, 2007, the Fund held the following interest rate swap contracts:

Swap Counterparty:	JPMorgan Chase Bank NA
Effective Date:	12/29/04
Notional Amount:	$16,000,000
Payments Made by Fund:	Fixed Rate 6.130%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	12/28/10
Unrealized Depreciation	$(602,288)

Swap Counterparty:	JPMorgan Chase Bank NA
Effective Date:	3/3/05
Notional Amount:	$4,120,000
Payments Made by Fund:	Fixed Rate 4.805%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	3/3/15
Unrealized Appreciation	$79,630

Swap Counterparty:	JPMorgan Chase Bank NA
Effective Date:	8/22/07
Notional Amount:	$5,000,000
Payments Made by Fund:	Fixed Rate 5.063%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	8/22/12
Unrealized Depreciation	$(21,855)

4.  Loan

At August 31, 2007, the Fund had a $7,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, among the Fund, Panterra Funding LLC (the “Lender”), and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report        15

Notes to Financial Statements (unaudited) (continued)

The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended August 31, 2007, the Fund incurred a commitment fee in the amount of $3,577. The Fund did not have any borrowings outstanding during the six months ended August 31, 2007.

5.  Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc., (“SBAM”), that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which they were indemnified by Citigroup, Inc., their former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

6.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was March 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

16        Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset Emerging Markets Floating Rate Fund Inc. 2007 Semi-Annual Report        17

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Floating Rate Fund Inc. was held on June 13, 2007, for the purpose of considering and voting upon the election of Carol L. Colman, Daniel P. Cronin and William R. Hutchinson as Class III Directors to serve until the 2010 Annual Meeting of Shareholders. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

	Common
	Shares Voted	Common
Nominees	For Election	Shares Withheld.
Carol L. Colman	3,908,730	57,333
Daniel P. Cronin	3,910,461	55,602
William R. Hutchinson	3,908,530	57,533

At August 31, 2007, in addition to Carol L. Colman, Daniel P. Cronin and William R. Hutchinson, the other Directors of the Fund were as follows:

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Riordan Roett

Jeswald W. Salacuse

18        Western Asset Emerging Markets Floating Rate Fund Inc.

Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Emerging Markets Floating Rate Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

Western Asset Emerging Markets Floating Rate Fund Inc.        19

Dividend Reinvestment Plan (unaudited) (continued)

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although

20        Western Asset Emerging Markets Floating Rate Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share distributions or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling capital gains distributions or income distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distributions paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distributions. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

Western Asset Emerging Markets Floating Rate Fund Inc.        21

Dividend Reinvestment Plan (unaudited) (continued)

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

22        Western Asset Emerging Markets Floating Rate Fund Inc.

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Western Asset
Emerging Markets
Floating Rate Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	EMERGING MARKETS
Daniel P. Cronin	FLOATING RATE FUND INC.
Paolo M. Cucchi	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, New York 10004
Chairman
William H. Hutchinson	INVESTMENT MANAGER
Dr. Riordan Roett	Legg Mason Partners
Jeswald W. Salacuse	Fund Advisor, LLC

OFFICERS	SUBADVISER
R. Jay Gerken, CFA	Western Asset Management
President and Chief	Company
Executive Officer
CUSTODIAN
Kaprel Ozsolak	State Street Bank & Trust
Chief Financial Officer	Company
and Treasurer	225 Franklin Street
Boston, Massachusetts 02110
Ted P. Becker
Chief Compliance Officer	TRANSFER AGENT
American Stock Transfer &
Robert I. Frenkel	Trust Company
Secretary and Chief Legal Officer	59 Maiden Lane
New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
EFL

This report is transmitted to the shareholders of Western Asset Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company

59 Maiden Lane

New York, New York 10038

WASX010336 8/07             SR07-434

Western Asset
Emerging Markets
Floating Rate Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Not applicable.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Floating Rate Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	November 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	November 7, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	November 7, 2007